UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-37606	98-0608404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 5th Avenue

20th Floor

New York, NY 10111

(Address of principal executive offices) (Zip Code)

1-844-689-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	AVXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 7, 2022, Anavex Life Sciences Corp., a Nevada corporation (the “Company”), entered into the Third Amendment to Employment Agreement (the “Amendment”) with Christopher Missling, PhD (“Dr. Missling”), in his continuing capacity as Chief Executive Officer of the Company. The Amendment amends the Second Amendment to Employment Agreement dated May 3, 2019, the First Amendment to Employment Agreement dated July 5, 2016, and the Employment Agreement by and between the Company and Dr. Missling, dated June 27, 2013 (as amended, the “Employment Agreement”).

The Amendment is made to extend the term of the Employment Agreement through July 5, 2025, unless earlier terminated as provided in the Amendment. Pursuant to the terms of the Amendment, beginning July 5, 2022, the CEO shall receive an annual base salary of $700,000 and is eligible to earn an annual cash target bonus for each whole or partial calendar year of twenty percent of his base salary. Subject to the terms of the Amendment, the CEO will also receive 500,000 options for shares of the Company’s common stock, which will vest upon the achievement of three pre-defined performance objectives. The options shall have an exercise price equal to the closing price of the Company’s common stock on the date of grant.

The summary of the Amendment provided herein is qualified in its entirety by the terms of such agreement, which are fully set forth and attached hereto as Exhibit 10.1 and which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Third Amendment to Employment Agreement by and between Anavex Life Sciences Corp. and Christopher Missling, PhD, dated April 7, 2022	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

By:	/s/Christopher Missling
Name: Christopher Missling, PhD Title: Chief Executive Officer

Date: April 8, 2022